Exhibit 10.1

AGREEMENT

This Agreement (the “Agreement”), dated August 11, 2010, is by and between EcoBlu Products, Inc. (the “Company”) and the investor listed on the signature page hereto (the “Investor”).

RECITALS

A. Pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of March 26, 2010, by and among the Company, the Investor and the other parties thereto (such other parties and their successors and assigns, the “Other Investors”), the Investor purchased a Note and Warrants as set forth on the Schedule of Buyers attached to the Purchase Agreement. Capitalized terms used in this Agreement that are not otherwise defined have the meanings set forth in the Purchase Agreement.

B. The Company desires to reduce the Exercise Price (as defined in the Investor’s Warrant (as defined below)) of the Investor’s Warrant to $0.20.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. Series D Warrant of the Investor.

(a) The Exercise Price of the Series D Warrant held by the Investor (the “Investor’s Warrant”) is hereby automatically reduced to $0.20, subject to further adjustment as provided therein, and the Investor’s Warrant is hereby amended to reflect the foregoing.

(b) The Investor hereby agrees that (i) the number of shares of Common Stock issuable upon exercise of the Investor’s Warrant shall not be increased  solely as a result of the reduction of the Exercise Price as contemplated by Section 1(a) above and (ii) the Conversion Price (as defined in the Investor’s Note) of the Investor’s Note and the Exercise Prices (as defined in the Warrants (other than the Investor’s Warrant)) of the Warrants (other than the Investor’s Warrant) held by the Investor shall not be reduced solely as a result of the reduction of (1) the Exercise Price as contemplated by Section 1(a) above and (2) the Exercise Price (as defined in the Series D Warrants held by the Buyers (other than the Investor)) of the Series D Warrants held by the Buyers (other than the Investor) to $0.20 on the date hereof; provided, however, if and whenever after the date hereof the Company issues or sells, or is deemed to have issued or sold, Common Stock (as determined pursuant to the Investor’s Warrant) (but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for consideration per share (as determined pursuant to Section 2(b) of the Investor’s Warrant) (the “Price Per Share”) less than (I) the Exercise Price in effect immediately prior to the adjustment contemplated by Section 1(a) above (which is $0.40 (as adjusted for any stock dividend, stock split, stock combination or other similar transaction)) and greater than or equal to $0.20 (as adjusted for any stock dividend, stock split, stock combination or other similar transaction) or (II) the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, then, in each case of clauses (I) and (II), the adjustment to the number of Warrant Shares under the Investor’s Warrant will be made pursuant to Section 2(c) of the Investor’s Warrant as if the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale was $0.40 (as adjusted for any stock dividend, stock split, stock combination or other similar transaction occurring after the date hereof) (or, if applicable, such lesser price if a previous adjustment was made pursuant to this proviso) and was adjusted downward to the Price Per Share (provided that no actual upward adjustment to the Exercise Price then in effect will be made).

2. Funds Release; Control Agreement.

(a)           As a material inducement for the Investor to enter into this Agreement and to deliver the notices contemplated by Section 2(c) below, the Company (i) shall, within three (3) Business Days of the date hereof, (1) establish two (2) Deposit Accounts (as defined in the Security Agreement (as defined in the Investor’s Note)) at Metropolitan Capital Bank (“Metcap Bank”) in Chicago, Illinois, one of which the Secured Parties (as defined in the Security Agreement) will have exclusive full dominion and control over (such Deposit Account is referred to herein as the “Full Dominion Account” and the other Deposit Account established at MetCap Bank is referred to as the “Other Account”) and (2) obtain Control Agreements (as defined in the Security Agreement), in form and substance acceptable to the Investor, with respect to such Deposit Accounts that are fully-executed by the Company and MetCap Bank for the benefit of the Investor and the other Secured Parties and (ii) represents and warrants to the Investor that neither the Company nor any Subsidiary has established or maintains any Deposit Account other than Deposit Account numbers 2107852 and 002108330 at Regents Bank.

(b)           On the first (1st) Business Day following (i) the establishment by the Company of the Other Account at MetCap Bank and (ii) receipt by the Investor of such a fully-executed Control Agreement with respect to the Other Account, the Company shall (1) direct Regents Bank to immediately transfer (by wire) all funds in Deposit Account number 002108330 at Regents Bank to such Deposit Account at MetCap Bank and (2) close Deposit Account number 002108330 at Regents Bank immediately following such transfer to MetCap Bank and immediately provide evidence thereof to the Investor.

(c)           Delivery of Notices by Investor.

(i)           Prior to the end of the first (1st) Business Day after the date of this Agreement, the Investor shall deliver a notice to Regents Banks under the Control Agreement in effect with respect to Deposit Account number 2107852 at Regents Bank that directs Regents Bank to transfer an amount of the funds in Deposit Account number 2107852 to Deposit Account number 002108330 at Regents Bank equal to the product of (x) $78,333.34 multiplied by (y) the quotient of (I) the original principal amount of the Investor’s Note on the Closing Date divided by (II) the original principal amount of all Notes issued to all the Buyers on the Closing Date.

(ii)           Prior to the end of the first (1st) Business Day following (i) the establishment by the Company of the Full Dominion Account at MetCap Bank and (ii) receipt by the Investor of such a fully-executed Control Agreement with respect to the Full-Dominion Account, the Investor shall deliver a notice to Regents Banks under the Control Agreement in effect with respect to Deposit Account number 2107852 at Regents Bank that directs Regents Bank to transfer all of the funds then in Deposit Account number 2107852 to the Full-Dominion Account at MetCap Bank. The Company shall close Deposit Account number 2107852 at Regents Bank immediately following such to transfer to MetCap Bank and immediately provide evidence thereof to the Investor.

(d)           The Company expressly acknowledges and agrees that the Company’s breach of any of the provisions of this Section 2 shall constitute, and be deemed to be, an Event of Default under Section 4(a)(xiv) of the Investor’s Note, and the Company agrees that such a breach shall be, and shall be deemed to be, a breach which is not curable.

3. Disclosure. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching this Agreement as an exhibit thereto.

4. Entire Agreement; Amendment; Construction. This Agreement, together with Schedule I attached hereto, supersedes all other prior oral or written agreements between the Investor, the Company, the Subsidiaries, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein, and this Agreement, together with Schedule I attached hereto, contains the entire understanding of the parties solely with respect to the matters covered herein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) except as expressly contemplated by Section 1(a), have any effect on any agreements the Investor has entered into with the Company or any of its Subsidiaries (including, without limitation, the Transaction Documents) prior to the date hereof with respect to any prior investment made by the Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to the Investor or any other Person, in any agreement entered into prior to the date hereof (including, without limitation, the Transaction Documents) between or among the Company and/or any of its Subsidiaries and the Investor and all such agreements shall continue in full force and effect or (iii) without limiting the foregoing, waive, or constitute a waiver of, any Event of Default that has occurred on, or prior to, the date hereof. Except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor. No provision of this Agreement may be waived other than by an instrument in writing signed by the waiving party. The Company confirms that the Investor has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. Without limiting any other provision of this Agreement, the Company hereby agrees and acknowledges that any breach by the Company of any representation, warranty or covenant of the Company contained in this Agreement shall be an Event of Default under Section 4(a)(xiv) of the Investor’s Note. The Recitals set forth above are hereby incorporated into this Agreement by reference. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5. Transaction Documents. It is expressly understood and agreed that (i) this Agreement and, without implication that the contrary would otherwise be true, the Investor’s Warrant (as amended hereby) shall each be “Transaction Documents” and (ii) the Transaction Documents are hereby amended to give full force and effect to the transactions contemplated by this Agreement. Except as otherwise expressly provided herein, (i) the Purchase Agreement, the Investor’s Note and each other Transaction Document (including, without limitation, the Investor’s Warrant) and each of the obligations of the Company thereunder and each of the rights of and benefits to the Investor thereunder is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that on and after the date hereof (A) all references in the Investor’s Warrant to “this Warrant,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Investor’s Warrant shall mean the Investor’s Warrant as amended by this Agreement and (B) all references in the other Transaction Documents to the “Series D Warrant,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Investor’s Warrant shall mean the Investor’s Warrant as amended by this Agreement and (ii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment or waiver of any right, power or remedy of the Investor under any Transaction Document, nor constitute an amendment or waiver of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Agreement.

6. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth in Section 9(f) of the Purchase Agreement or such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

7. Governing Law; Jurisdiction; Jury Trial. The parties hereby agree that pursuant to 735 Illinois Compiled Statutes 105/5-5 they have chosen that all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Chicago, Illinois, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8. Further Assurances; Acknowledgments. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents (including, without limitation, stock powers) as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. Without limiting the foregoing, if requested by the Investor, the Company will deliver to the Investor an amended warrant certificate to the address specified by the Investor that reflect the amendments set forth herein within five (5) days after such request, and such amended warrant certificate shall replace the Investor’s Warrant and the Investor shall not be obligated to return the Investor’s Warrant to the Company. For clarification purposes, it is understood and agreed that the amendments set forth herein are effective as of the date hereof regardless of whether such amended warrant certificate is so requested or delivered. The Company represents and warrants that, except for the information expressly described in the first sentence of Section 3(nn) of the Purchase Agreement, neither the Company, nor any of its Subsidiaries nor any of their respective officers, directors, employees or agents has delivered to Investor any material, non-public information with respect to the Company or any of its Subsidiaries. Without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Investor has not had, and shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of it Subsidiaries.

9. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

10. Headings; Severability. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11. Terms. The Company represents, warrants and covenants that the Company has not entered into, and will not, directly or indirectly, enter into, any agreement, understanding or instrument with, or for the benefit of, any Other Investor, any holder of Other Notes (as defined in the Investor’s Note) or any of their respective affiliates with any terms and/or conditions which are more favorable to any such Person than the terms and conditions provided to, or for the benefit of, the Investor. To the extent the Company enters into any, direct or indirect, agreement, understanding or instrument with, or for the benefit of, any Other Investor, any holder of Other Notes or any of their respective affiliates that contains any terms and/or conditions which are more favorable to any such Person than the terms and/or conditions provided to, or for the benefit of, the Investor, then the Investor, at its option, shall be entitled to the benefit of such more favorable terms and/or conditions (as the case may be) and this Agreement shall be automatically amended to reflect such more favorable terms or conditions (as the case may be). To the extent the Company, directly or indirectly, enters into any agreement, understanding or instrument with, or for the benefit of, any Other Investor, any holder of Other Notes or any of their respective affiliates that contains any terms or conditions which are not identical to the terms and conditions provided to, or for the benefit of, the Investor, then the Company shall immediately notify the Investor of, and contemporaneously with such notification publicly disclose, any such terms. The Company further represents and warrants that (i) except as set forth on Schedule I attached hereto, no consideration has been offered or paid to any Other Investor, any holder of Other Notes or any of their respective affiliates with respect to any of the matters addressed in this Agreement or otherwise, (ii) except as set forth on Schedule I attached hereto, no agreement, understanding or instrument has been entered into with any Other Investor, any holder of Other Notes or any of their respective affiliates with respect to any of the matters addressed in this Agreement that contains any terms or conditions that are different in any respect from any of the terms or conditions contained in this Agreement, (iii) other than the Transaction Documents previously filed with the SEC and except as set forth on Schedule I attached hereto, no agreement, understanding or instrument has been entered into with any Other Investor, any holder of Other Notes or any of their respective affiliates with respect to any other matter and (iv) simultaneously herewith all of the Other Investors and holders of Other Notes are also entering into agreements identical to this Agreement.

12. Independent Obligations. The obligations of the Investor hereunder are several and not joint with the obligations of any other holder of Other Notes or similar warrants, and the Investor shall not be responsible in any way for the performance of the obligations of any other holder of Other Notes or similar warrants under any other similar agreement. Nothing contained herein, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the holders of the Other Notes or similar warrants as, and the Company acknowledges that the Investor and the holders of the Other Notes and similar warrants do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investor or any holder of Other Notes or similar warrants are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Company acknowledges that the Investor and the holders of the Other Notes and similar warrants are not acting in concert or as a group or entity, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any other similar agreement. The decision of the Investor to enter into this Agreement has been made by the Investor independently of any holder of Other Notes or similar warrants. The Company and the Investor confirms that the Investor has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other holder of Other Notes or similar warrants to be joined as an additional party in any proceeding for such purpose. To the extent that any holder of Other Notes or similar warrants enters into an agreement with the same or similar terms and conditions or pursuant to the same or similar documents, all such matters are solely in the control of the Company, not the action or decision of the Investor, and would be solely for the convenience of the Company and not because it was required or requested the Investor.

[signature page follows]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
ECOBLU PRODUCTS, INC. By: Name: Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:
[______________________] By: Its: ______________________________ By: Its:

SCHEDULE I

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